UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07319

Fidelity Covington Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-563-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1.	Reports to Stockholders

Fidelity® High Yield Factor ETF
Fidelity® Preferred Securities & Income ETF
Annual Report
August 31, 2021

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.
© 2021 FMR LLC. All Rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.
Annual Report	2

Note to Shareholders:
Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.
3	Annual Report

Market Recap
The ICE BofA® US High Yield Constrained Index gained 10.26% for the 12 months ending August 31, 2021, as high-yield bonds continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020 amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the U.S. election. In November, high yield shrugged off a modest downtrend by gaining 4%, as investors digested results of the election. As the calendar turned, investors grew more hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. For the full 12 months, lower-rated bonds (+21%) fared best, handily topping the B (+9%) and BB (+8%) credit tiers. By industry, returns were positive across the board, led by publishing/printing (+31%) and entertainment/film (+27%). Other standouts included air transportation (+26%) and aerospace (+17%). Energy, the largest group in the index this period, rose roughly 20%. In contrast, two defensive categories fared worst, as cable/satellite TV and utilities each gained about 4%, while telecommunications advanced 5%.
Annual Report	4

Fidelity® High Yield Factor ETF
Performance (Unaudited)
The information provided in the tables below shows you the performance of Fidelity® High Yield Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*
The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.
Fiscal Periods Ended August 31, 2021
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity High Yield Factor ETF – NAVA	8.66%	9.12%
Fidelity High Yield Factor ETF – Market PriceB	8.63%	9.00%
ICE BofA BB-B US High Yield Constrained IndexA	8.47%	7.07%
ICE BofA US High Yield Master II IndexA	10.26%	6.82%
Average annual total returns represent just that – the average return on an annual basis for Fidelity® High Yield Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

A
From June 12, 2018.
B	From June 14, 2018, date initially listed on the NYSE ARCA exchange.
*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.
$10,000 Over Life of Fund
Let’s say hypothetically that $10,000 was invested in Fidelity High Yield Factor ETF – NAV on June 12, 2018, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the ICE BofA BB-B US High Yield Constrained Index and ICE BofA US High Yield Master II Index performed over the same period.
5	Annual Report

Fidelity High Yield Factor ETF
Management’s Discussion of Fund Performance
Comments from Lead Manager Michael Cheng and Co-Managers Alexandre Karam and Michael Weaver:
For the fiscal year ending August 31, 2021, the exchange-traded fund’s (ETF) net asset value gained 8.66%, roughly in line with the 8.47% advance of the benchmark, the ICE BofA® BB-B US High Yield Constrained Index. The ETF’s market price rose 8.63% the past 12 months. The fund's core investment in high-yield bonds increased 9.34% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, especially in health care. Positioning in telecommunications and an underweighting in utilities also helped. The fund's biggest individual relative contributor was our lighter-than-benchmark stake in Occidental Petroleum, which gained 27% for the fund the past 12 months. The company was among our largest holdings. Our second-largest contributor this period was Lithia Motors (+10%), which was not held at the end of this period. Another notable relative contributor was an underweighting in Altice USA (+3%). Conversely, the largest detractor from performance versus the benchmark were picks in diversified financial services. An underweighting in energy and security selection in aerospace also hindered the fund's relative performance. Restaurant Brands, the fund's biggest individual relative detractor and among the largest holdings in the fund this period, advanced 2% the past 12 months. Also hampering performance was our overweighting in SBA Communications, which gained roughly 4%. SBA was one of the biggest holdings in the fund. Also holding back performance was an underweighting in Kraft Heinz, which gained 13%. This was a stake we established the past year. By quality, security selection in bonds rated BB added the most value versus the benchmark, while security choices among B-rated bonds hurt the most. Notable changes in positioning include increased exposure to the health care industry and a lower allocation to technology.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Annual Report	6

Fidelity High Yield Factor ETF
Investment Summary (Unaudited)

Top Five Holdings as of August 31, 2021
(by issuer, excluding cash equivalents)	% of fund’s net assets
Occidental Petroleum Corp.	2.5
CCO Holdings LLC / CCO Holdings Capital Corp.	2.5
Carvana Co.	2.4
LPL Holdings, Inc.	1.9
GFL Environmental, Inc.	1.7
11.0

Top Five Market Sectors as of August 31, 2021
% of fund's net assets
Industrials	16.8
Consumer Discretionary	15.1
Energy	13.5
Communication Services	12.4
Financials	10.7
Quality Diversification as of August 31, 2021
We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation as of August 31, 2021
* Foreign investments – 15.2%

7	Annual Report

Fidelity® Preferred Securities & Income ETF
Investment Summary (Unaudited)

Top Ten Investments as of August 31, 2021
(excluding cash equivalents)	% of fund's net assets
Ally Financial, Inc.	4.8
Wells Fargo & Co.	4.0
Apollo Management Holdings LP	3.7
KKR Group Finance Co. IX LLC	3.7
Morgan Stanley	3.5
Citizens Financial Group, Inc.	3.2
Truist Financial Corp.	3.2
JPMorgan Chase & Co.	3.1
The Charles Schwab Corp.	2.8
The Goldman Sachs Group, Inc.	2.5
34.5

Top Five Market Sectors as of August 31, 2021
% of fund's net assets
Financials	76.8
Energy	6.2
Communication Services	5.4
Utilities	5.2
Consumer Discretionary	2.6

Asset Allocation as of August 31, 2021
* Foreign investments – 6.7%
Annual Report	8

Fidelity® High Yield Factor ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
Nonconvertible Bonds – 97.8%
	Principal Amount	Value
COMMUNICATION SERVICES – 12.4%
Diversified Telecommunication Services – 2.2%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.00% 5/1/28 (a)	$ 500,000	$ 496,250
Altice France SA 7.375% 5/1/26 (a)	443,000	459,821
CSC Holdings LLC:
4.50% 11/15/31 (a)	1,300,000	1,308,424
5.00% 11/15/31 (a)	1,015,000	1,009,925
Frontier Communications Holdings LLC 5.00% 5/1/28 (a)	407,000	425,315
Lumen Technologies, Inc.:
4.50% 1/15/29 (a)	740,000	723,350
5.375% 6/15/29 (a)	375,000	385,057
5.80% 3/15/22	36,000	36,810
6.875% 1/15/28	80,000	89,914
Telecom Italia Capital SA 7.721% 6/4/38	858,000	1,113,126
		6,047,992
Entertainment – 0.6%
Live Nation Entertainment, Inc.:
3.75% 1/15/28 (a)	210,000	210,080
4.875% 11/1/24 (a)	1,414,000	1,433,442
Playtika Holding Corp. 4.25% 3/15/29 (a)	130,000	131,138
		1,774,660
Interactive Media & Services – 1.2%
Match Group, Inc.:
4.125% 8/1/30 (a)	270,000	282,825
4.625% 6/1/28 (a)	1,409,000	1,471,278
TripAdvisor, Inc. 7.00% 7/15/25 (a)	1,450,000	1,533,520
		3,287,623
Media – 7.9%
Altice Financing SA 5.75% 8/15/29 (a)	700,000	719,040
Cable One, Inc. 4.00% 11/15/30 (a)	2,003,000	2,026,435
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.25% 1/15/34 (a)	3,000,000	3,027,000
4.50% 5/1/32	2,645,000	2,763,628
5.50% 5/1/26 (a)	1,000,000	1,030,110
Cimpress PLC 7.00% 6/15/26 (a)	650,000	679,250
Deluxe Corp. 8.00% 6/1/29 (a)(b)	500,000	535,375

	Principal Amount	Value

DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875% 8/15/27 (a)	$ 1,000,000	$ 1,045,000
DISH DBS Corp.:
5.125% 6/1/29 (b)	1,515,000	1,507,395
5.875% 11/15/24	456,000	490,200
7.375% 7/1/28	1,106,000	1,190,197
Lamar Media Corp.:
3.625% 1/15/31 (a)	2,054,000	2,048,865
4.875% 1/15/29	143,000	152,116
Liberty Interactive LLC 8.25% 2/1/30	144,000	162,000
Nexstar Broadcasting, Inc. 4.75% 11/1/28 (a)	1,924,000	2,000,537
Summer BC Bidco B LLC 5.50% 10/31/26 (a)	600,000	608,250
Univision Communications, Inc. 4.50% 5/1/29 (a)	345,000	349,968
Virgin Media Vendor Financing Notes IV DAC 5.00% 7/15/28 (a)	300,000	310,875
Windstream Escrow LLC / Windstream Escrow Finance Corp. 7.75% 8/15/28 (a)	266,000	274,814
Ziggo BV 5.50% 1/15/27 (a)	1,000,000	1,033,590
		21,954,645
Wireless Telecommunication Services – 0.5%
Altice France SA 5.125% 7/15/29 (a)	1,340,000	1,354,767
Vodafone Group PLC 7.00% 4/4/79 (c)	54,000	66,692
		1,421,459
TOTAL COMMUNICATION SERVICES		34,486,379
CONSUMER DISCRETIONARY – 15.1%
Auto Components – 0.0%
Tenneco, Inc. 5.125% 4/15/29 (a)	80,000	82,992
Automobiles – 1.2%
Ford Motor Co.:
6.375% 2/1/29	280,000	326,900
9.625% 4/22/30	1,033,000	1,472,944
Ford Motor Credit Co. LLC:
2.90% 2/16/28	170,000	169,363
2.979% 8/3/22	150,000	151,913
3.664% 9/8/24	164,000	170,970
4.25% 9/20/22	267,000	274,676
Jaguar Land Rover Automotive PLC 5.50% 7/15/29 (a)	650,000	645,021

See accompanying notes which are an integral part of the financial statements.
9	Annual Report

Fidelity® High Yield Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER DISCRETIONARY – continued
Automobiles – continued
Winnebago Industries, Inc. 6.25% 7/15/28 (a)	$ 128,000	$ 137,600
		3,349,387
Diversified Consumer Services – 0.6%
Adtalem Global Education, Inc. 5.50% 3/1/28 (a)	1,500,000	1,535,625
Hotels, Restaurants & Leisure – 5.9%
1011778 BC ULC / New Red Finance, Inc.:
4.00% 10/15/30 (a)	545,000	541,992
4.375% 1/15/28 (a)	258,000	261,870
Aramark Services, Inc. 6.375% 5/1/25 (a)	76,000	80,450
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (a)	95,000	98,907
Boyd Gaming Corp. 4.75% 6/15/31 (a)(b)	260,000	268,510
Caesars Entertainment, Inc. 6.25% 7/1/25 (a)	869,000	918,490
Carnival Corp.:
4.00% 8/1/28 (a)	500,000	502,500
5.75% 3/1/27 (a)	1,015,000	1,038,051
7.625% 3/1/26 (a)	250,000	264,995
9.875% 8/1/27 (a)	410,000	472,525
Churchill Downs, Inc. 4.75% 1/15/28 (a)	2,437,000	2,548,615
Cinemark USA, Inc. 5.875% 3/15/26 (a)	300,000	298,500
Everi Holdings, Inc. 5.00% 7/15/29 (a)	265,000	271,227
Full House Resorts, Inc. 8.25% 2/15/28 (a)	300,000	322,500
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc:
4.875% 7/1/31 (a)	600,000	594,750
5.00% 6/1/29 (a)(b)	500,000	506,250
Marriott Ownership Resorts, Inc. 4.50% 6/15/29 (a)	240,000	242,376
Marriott Ownership Resorts, Inc. / ILG LLC 6.50% 9/15/26	58,000	59,978
MGM Resorts International 6.75% 5/1/25	351,000	372,060
NCL Corp. Ltd. 10.25% 2/1/26 (a)	376,000	434,355

	Principal Amount	Value

Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In 8.50% 11/15/27 (a)	$ 75,000	$ 80,156
Penn National Gaming, Inc. 4.125% 7/1/29 (a)	615,000	614,231
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.875% 9/1/31 (a)	1,000,000	1,025,000
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (a)	205,000	207,675
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	376,000	384,930
5.50% 8/31/26 (a)	1,000,000	1,013,750
9.125% 6/15/23 (a)	222,000	241,980
11.50% 6/1/25 (a)	843,000	967,342
TKC Holdings, Inc. 6.875% 5/15/28 (a)	300,000	313,074
Travel + Leisure Co.:
3.90% 3/1/23	65,000	66,973
6.60% 10/1/25	214,000	239,680
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (a)	85,000	84,575
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (a)	533,000	551,490
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50% 3/1/25 (a)	75,000	79,500
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.75% 4/15/25 (a)	34,000	36,125
Yum! Brands, Inc.:
3.625% 3/15/31	140,000	143,826
4.75% 1/15/30 (a)	150,000	165,563
		16,314,771
Household Durables – 2.3%
Century Communities, Inc. 3.875% 8/15/29 (a)	3,000,000	3,045,600
LGI Homes, Inc. 4.00% 7/15/29 (a)	860,000	864,317
M/I Homes, Inc. 3.95% 2/15/30 (a)	2,000,000	2,021,060
Tempur Sealy International, Inc. 4.00% 4/15/29 (a)	270,000	276,750
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (a)	165,000	172,636
		6,380,363
Household Products – 1.1%
Resideo Funding, Inc. 4.00% 9/1/29 (a)(b)	3,000,000	3,001,050

See accompanying notes which are an integral part of the financial statements.
Annual Report	10

Nonconvertible Bonds – continued
	Principal Amount	Value
CONSUMER DISCRETIONARY – continued
Leisure Products – 0.1%
Vista Outdoor, Inc. 4.50% 3/15/29 (a)(b)	$ 310,000	$ 313,488
Specialty Retail – 3.5%
Ambience Merger Sub, Inc. 4.875% 7/15/28 (a)	135,000	135,787
Asbury Automotive Group, Inc. 4.75% 3/1/30	1,414,000	1,491,770
Carvana Co.:
4.875% 9/1/29 (a)	2,000,000	1,979,820
5.50% 4/15/27 (a)	3,015,000	3,111,872
5.625% 10/1/25 (a)	665,000	691,600
5.875% 10/1/28 (a)	890,000	928,937
Foundation Building Materials, Inc. 6.00% 3/1/29 (a)	70,000	69,006
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2/15/26 (a)	300,000	312,810
Macy's Retail Holdings LLC 3.625% 6/1/24	114,000	118,275
Magic Mergeco, Inc. 5.25% 5/1/28 (a)	240,000	246,300
Murphy Oil USA, Inc.:
3.75% 2/15/31 (a)	45,000	45,401
4.75% 9/15/29	40,000	42,300
PetSmart, Inc. / PetSmart Finance Corp. 4.75% 2/15/28 (a)	145,000	150,981
Specialty Building Products Holdings LLC / SBP Finance Corp. 6.375% 9/30/26 (a)	85,000	89,463
The Gap, Inc. 8.875% 5/15/27 (a)	200,000	229,750
Victoria's Secret & Co. 4.625% 7/15/29 (a)	180,000	180,267
		9,824,339
Textiles, Apparel & Luxury Goods – 0.4%
Crocs, Inc.:
4.125% 8/15/31 (a)	285,000	286,425
4.25% 3/15/29 (a)	150,000	154,605
Wolverine World Wide, Inc. 4.00% 8/15/29 (a)	515,000	522,019
		963,049
TOTAL CONSUMER DISCRETIONARY		41,765,064
CONSUMER STAPLES – 2.3%
Food Products – 0.5%
C&S Group Enterprises LLC 5.00% 12/15/28 (a)	100,000	99,000
Kraft Heinz Foods Co. 4.875% 10/1/49	200,000	248,420

	Principal Amount	Value

Performance Food Group, Inc. 4.25% 8/1/29 (a)	$ 360,000	$ 361,220
Post Holdings, Inc. 4.50% 9/15/31 (a)	505,000	509,419
US Foods, Inc. 4.75% 2/15/29 (a)	240,000	245,700
		1,463,759
Household Products – 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.00% 12/31/26 (a)	35,000	34,825
Spectrum Brands, Inc. 3.875% 3/15/31 (a)	150,000	148,088
		182,913
Personal Products – 0.7%
Edgewell Personal Care Co. 5.50% 6/1/28 (a)	160,000	169,400
HLF Financing Sarl LLC / Herbalife International, Inc. 4.875% 6/1/29 (a)	1,515,000	1,518,787
Prestige Brands, Inc. 3.75% 4/1/31 (a)	110,000	108,625
		1,796,812
Tobacco – 1.0%
Turning Point Brands, Inc. 5.625% 2/15/26 (a)	2,000,000	2,101,000
Vector Group Ltd. 5.75% 2/1/29 (a)	770,000	783,475
		2,884,475
TOTAL CONSUMER STAPLES		6,327,959
ENERGY – 13.5%
Electric Utilities – 0.2%
Leeward Renewable Energy Operations LLC 4.25% 7/1/29 (a)	700,000	714,322
Energy Equipment & Services – 0.7%
Bristow Group, Inc. 6.875% 3/1/28 (a)	300,000	314,877
CGG SA 8.75% 4/1/27 (a)	300,000	291,750
Oceaneering International, Inc. 4.65% 11/15/24	260,000	264,883
Patterson-UTI Energy, Inc. 5.15% 11/15/29	150,000	151,467
TechnipFMC PLC 6.50% 2/1/26 (a)	600,000	637,415
Tervita Corp. 11.00% 12/1/25 (a)	114,000	131,481
See accompanying notes which are an integral part of the financial statements.
11	Annual Report

Fidelity® High Yield Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Energy Equipment & Services – continued
USA Compression Partners LP / USA Compression Finance Corp. 6.875% 4/1/26	$ 49,000	$ 50,914
		1,842,787
Oil, Gas & Consumable Fuels – 12.6%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (a)	85,000	92,225
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375% 6/15/29 (a)(b)	500,000	511,857
Antero Resources Corp. 8.375% 7/15/26 (a)	260,000	294,450
Apache Corp. 4.25% 1/15/30	2,150,000	2,314,088
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.875% 6/30/29 (a)	500,000	479,320
Baytex Energy Corp. 8.75% 4/1/27 (a)	145,000	142,448
Buckeye Partners LP:
3.95% 12/1/26	156,000	160,920
4.125% 3/1/25 (a)	100,000	103,375
4.50% 3/1/28 (a)	230,000	238,432
5.85% 11/15/43	100,000	100,211
California Resources Corp. 7.125% 2/1/26 (a)	290,000	304,219
Chesapeake Energy Corp. 5.875% 2/1/29 (a)	180,000	192,150
CITGO Petroleum Corp.:
6.375% 6/15/26 (a)	215,000	218,225
7.00% 6/15/25 (a)	374,000	383,350
CNX Resources Corp. 6.00% 1/15/29 (a)	200,000	208,266
Colgate Energy Partners III LLC:
5.875% 7/1/29 (a)	145,000	146,813
7.75% 2/15/26 (a)	300,000	318,000
Comstock Resources, Inc. 5.875% 1/15/30 (a)	270,000	270,726
Continental Resources, Inc. 5.75% 1/15/31 (a)	90,000	109,688
Coronado Finance Pty Ltd. 10.75% 5/15/26 (a)	200,000	219,800
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 6/15/31 (a)	500,000	515,625
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.00% 2/1/29 (a)	275,000	280,500

	Principal Amount	Value

DCP Midstream LP 7.375% (c)(d)	$ 143,000	$ 137,995
Delek Logistics Partners LP / Delek Logistics Finance Corp. 7.125% 6/1/28 (a)	195,000	206,689
Devon Energy Corp. 4.50% 1/15/30 (a)	133,000	145,279
DT Midstream, Inc. 4.125% 6/15/29 (a)(b)	800,000	820,000
Encino Acquisition Partners Holdings LLC 8.50% 5/1/28 (a)	300,000	301,092
Energy Ventures Gom LLC / EnVen Finance Corp. 11.75% 4/15/26 (a)	200,000	205,482
EnLink Midstream Partners LP 5.45% 6/1/47	415,000	390,876
Enviva Partners LP / Enviva Partners Finance Corp. 6.50% 1/15/26 (a)	222,000	230,924
EQM Midstream Partners LP:
4.50% 1/15/29 (a)	400,000	406,000
4.75% 1/15/31 (a)	90,000	91,575
6.50% 7/15/48	155,000	175,042
EQT Corp. 7.50% 2/1/30	171,000	222,175
Ferrellgas LP / Ferrellgas Finance Corp. 5.375% 4/1/26 (a)	500,000	491,250
Genesis Energy LP / Genesis Energy Finance Corp. 8.00% 1/15/27	625,000	620,644
Hess Midstream Operations LP 4.25% 2/15/30 (a)	175,000	177,188
Hilcorp Energy I LP / Hilcorp Finance Co. 6.00% 2/1/31 (a)	410,000	421,275
Holly Energy Partners LP / Holly Energy Finance Corp. 5.00% 2/1/28 (a)	65,000	66,320
Independence Energy Finance LLC 7.25% 5/1/26 (a)	500,000	505,000
Ithaca Energy North Sea PLC 9.00% 7/15/26 (a)	500,000	496,200
Laredo Petroleum, Inc. 7.75% 7/31/29 (a)	500,000	484,000
MEG Energy Corp. 5.875% 2/1/29 (a)	330,000	339,870
Murphy Oil Corp.:
5.75% 8/15/25	480,000	490,800
5.875% 12/1/27	110,000	114,400
6.375% 7/15/28	300,000	315,750

See accompanying notes which are an integral part of the financial statements.
Annual Report	12

Nonconvertible Bonds – continued
	Principal Amount	Value
ENERGY – continued
Oil, Gas & Consumable Fuels – continued
New Fortress Energy, Inc.:
6.50% 9/30/26 (a)	$ 615,000	$ 618,198
6.75% 9/15/25 (a)	1,323,000	1,342,845
Northern Oil and Gas, Inc. 8.125% 3/1/28 (a)	160,000	166,200
NuStar Logistics LP 6.375% 10/1/30	225,000	248,787
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 4/1/29 (a)	600,000	621,000
Oasis Petroleum, Inc. 6.375% 6/1/26 (a)(b)	300,000	313,125
Occidental Petroleum Corp.:
6.125% 1/1/31	3,430,000	4,147,556
6.625% 9/1/30	2,001,000	2,495,547
7.50% 5/1/31	241,000	315,332
Parkland Fuel Corp. 5.875% 7/15/27 (a)	512,000	545,536
PBF Holding Co. LLC / PBF Finance Corp.:
6.00% 2/15/28	315,000	206,325
9.25% 5/15/25 (a)	270,000	260,550
PDC Energy, Inc. 6.125% 9/15/24	866,000	880,072
Range Resources Corp.:
5.00% 3/15/23	211,000	216,397
8.25% 1/15/29 (a)	400,000	444,024
Renewable Energy Group, Inc. 5.875% 6/1/28 (a)	220,000	227,810
Rockies Express Pipeline LLC 4.80% 5/15/30 (a)	545,000	563,631
SM Energy Co. 6.50% 7/15/28	95,000	95,463
Solaris Midstream Holdings LLC 7.625% 4/1/26 (a)	260,000	275,623
Southwestern Energy Co.:
5.375% 3/15/30	300,000	312,069
7.75% 10/1/27	300,000	325,125
Sunoco LP / Sunoco Finance Corp. 4.50% 5/15/29	301,000	304,762
Superior Plus LP / Superior General Partner, Inc. 4.50% 3/15/29 (a)	145,000	150,191
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6.00% 12/31/30 (a)	480,000	488,218
6.00% 9/1/31 (a)	500,000	500,625
Talos Production, Inc. 12.00% 1/15/26	500,000	516,250

	Principal Amount	Value

Targa Resources Partners LP / Targa Resources Partners Finance Corp.:
4.00% 1/15/32 (a)	$ 420,000	$ 439,879
5.00% 1/15/28	61,000	64,050
Teine Energy Ltd. 6.875% 4/15/29 (a)	300,000	304,251
Venture Global Calcasieu Pass LLC 4.125% 8/15/31 (a)	330,000	346,087
Vine Energy Holdings LLC 6.75% 4/15/29 (a)	300,000	324,000
Warrior Met Coal, Inc. 8.00% 11/1/24 (a)	1,183,000	1,191,121
Western Midstream Operating LP 6.50% 2/1/50	250,000	294,736
		35,005,899
TOTAL ENERGY		37,563,008
FINANCIALS – 10.7%
Capital Markets – 3.2%
ION Trading Technologies Sarl 5.75% 5/15/28 (a)	500,000	516,250
LPL Holdings, Inc.:
4.00% 3/15/29 (a)	3,100,000	3,166,030
4.375% 5/15/31 (a)	1,950,000	2,018,250
MSCI, Inc. 3.25% 8/15/33 (a)	3,025,000	3,119,531
		8,820,061
Consumer Finance – 3.6%
Credit Acceptance Corp. 6.625% 3/15/26	371,000	392,333
Curo Group Holdings Corp. 7.50% 8/1/28 (a)	500,000	498,712
Enova International, Inc. 8.50% 9/15/25 (a)	180,000	185,850
FirstCash, Inc. 4.625% 9/1/28 (a)	450,000	467,960
Ford Motor Credit Co. LLC:
3.55% 10/7/22	131,000	134,111
4.14% 2/15/23	120,000	124,050
goeasy Ltd.:
4.375% 5/1/26 (a)	2,015,000	2,077,969
5.375% 12/1/24 (a)	582,000	599,460
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 4.375% 2/1/29	300,000	301,125
LD Holdings Group LLC 6.125% 4/1/28 (a)	200,000	196,571
Navient Corp.:
4.875% 3/15/28	500,000	508,750
6.125% 3/25/24	165,000	178,893
See accompanying notes which are an integral part of the financial statements.
13	Annual Report

Fidelity® High Yield Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Consumer Finance – continued
OneMain Finance Corp. 3.875% 9/15/28	$ 3,000,000	$ 3,014,040
PennyMac Financial Services, Inc. 5.375% 10/15/25 (a)	30,000	31,043
PRA Group, Inc. 7.375% 9/1/25 (a)	1,261,000	1,346,117
		10,056,984
Diversified Financial Services – 2.8%
Burford Capital Global Finance LLC 6.25% 4/15/28 (a)	1,000,000	1,055,000
Compass Group Diversified Holdings LLC 5.25% 4/15/29 (a)	250,000	261,698
Deutsche Bank AG:
3.729% 1/14/32 (c)	150,000	154,712
4.296% 5/24/28 (c)	173,000	179,159
4.875% 12/1/32 (c)	134,000	146,641
Global Aircraft Leasing Co. Ltd. 6.50% 9/15/24 (a)	410,335	406,745
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.75% 9/15/24	1,112,000	1,152,963
5.25% 5/15/27	450,000	467,438
6.25% 5/15/26	632,000	665,970
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.00% 8/15/28 (a)	800,000	820,000
Midcap Financial Issuer Trust 5.625% 1/15/30 (a)	650,000	646,750
StoneX Group, Inc. 8.625% 6/15/25 (a)	1,351,000	1,461,782
UniCredit SpA 7.296% 4/2/34 (a)(c)	228,000	275,829
		7,694,687
Insurance – 0.1%
AmWINS Group, Inc. 4.875% 6/30/29 (a)	250,000	254,063
Thrifts & Mortgage Finance – 1.0%
Freedom Mortgage Corp. 6.625% 1/15/27 (a)	600,000	574,500
MGIC Investment Corp. 5.25% 8/15/28	300,000	321,540
NMI Holdings, Inc. 7.375% 6/1/25 (a)	1,437,000	1,625,606

	Principal Amount	Value

Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 4.75% 4/15/28 (a)	$ 200,000	$ 204,250
		2,725,896
TOTAL FINANCIALS		29,551,691
HEALTH CARE – 6.5%
Biotechnology – 0.1%
Emergent BioSolutions, Inc. 3.875% 8/15/28 (a)	195,000	190,125
HCRX Investments Holdco LP 4.50% 8/1/29 (a)	125,000	126,611
		316,736
Health Care Providers & Services – 3.6%
AMN Healthcare, Inc. 4.00% 4/15/29 (a)	1,315,000	1,356,094
CHS / Community Health Systems, Inc.:
4.75% 2/15/31 (a)	225,000	229,525
6.00% 1/15/29 (a)	260,000	277,225
6.875% 4/15/29 (a)	285,000	296,044
DaVita, Inc. 3.75% 2/15/31 (a)	819,000	809,348
Encompass Health Corp. 4.75% 2/1/30	300,000	319,872
ModivCare Escrow Issuer, Inc. 5.00% 10/1/29 (a)	125,000	128,310
ModivCare, Inc 5.875% 11/15/25 (a)	935,000	993,437
Molina Healthcare, Inc. 4.375% 6/15/28 (a)	3,129,000	3,281,539
Tenet Healthcare Corp.:
4.875% 1/1/26 (a)	204,000	211,609
6.125% 10/1/28 (a)	1,875,000	1,979,353
		9,882,356
Life Sciences Tools & Services – 0.1%
IQVIA, Inc. 5.00% 5/15/27 (a)	200,000	208,986
Pharmaceuticals – 2.7%
AdaptHealth LLC 5.125% 3/1/30 (a)	1,000,000	1,012,880
Bausch Health Cos., Inc.:
4.875% 6/1/28 (a)(b)	335,000	344,213
5.00% 1/30/28 to 2/15/29 (a)	2,770,000	2,589,366
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (a)	160,000	164,934
4.00% 3/15/31 (a)	205,000	218,838
Jazz Securities DAC 4.375% 1/15/29 (a)	215,000	222,794
Organon Finance 1 LLC 4.125% 4/30/28 (a)	490,000	505,533

See accompanying notes which are an integral part of the financial statements.
Annual Report	14

Nonconvertible Bonds – continued
	Principal Amount	Value
HEALTH CARE – continued
Pharmaceuticals – continued
Par Pharmaceutical, Inc. 7.50% 4/1/27 (a)	$ 375,000	$379,687
Syneos Health, Inc. 3.625% 1/15/29 (a)	2,225,000	2,213,230
		7,651,475
TOTAL HEALTH CARE		18,059,553
INDUSTRIALS – 16.8%
Aerospace & Defense – 1.6%
Howmet Aerospace, Inc. 6.75% 1/15/28	113,000	139,335
Spirit AeroSystems, Inc. 5.50% 1/15/25 (a)	41,000	42,896
TransDigm, Inc.:
6.25% 3/15/26 (a)	3,682,000	3,866,100
8.00% 12/15/25 (a)	315,000	337,050
		4,385,381
Air Freight & Logistics – 0.4%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (a)	1,000,000	1,032,500
Airlines – 1.4%
Air Canada 3.875% 8/15/26 (a)	490,000	492,450
American Airlines, Inc. 11.75% 7/15/25 (a)	704,000	874,016
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.50% 4/20/26 (a)	600,000	632,400
Delta Air Lines, Inc.:
2.90% 10/28/24	230,000	234,405
4.375% 4/19/28	798,000	851,910
United Airlines Holdings, Inc. 4.875% 1/15/25	125,000	127,969
United Airlines, Inc. 4.375% 4/15/26 (a)	650,000	674,310
		3,887,460
Building Products – 0.4%
PGT Innovations, Inc. 6.75% 8/1/26 (a)	540,000	566,568
Williams Scotsman International, Inc. 4.625% 8/15/28 (a)	400,000	415,000
		981,568
Commercial Services & Supplies – 4.9%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.00% 6/1/29 (a)	230,000	229,979
Aramark Services, Inc. 5.00% 4/1/25 (a)	150,000	153,872

	Principal Amount	Value

Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.75% 7/15/27 (a)	$ 376,000	$ 391,510
CoreCivic, Inc. 8.25% 4/15/26	200,000	211,120
CoreLogic, Inc. 4.50% 5/1/28 (a)	615,000	613,438
Garda World Security Corp. 6.00% 6/1/29 (a)(b)	300,000	289,827
GFL Environmental, Inc.:
4.375% 8/15/29 (a)	3,000,000	3,015,000
4.75% 6/15/29 (a)	1,700,000	1,746,750
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.00% 2/1/26 (a)	100,000	103,000
Madison IAQ LLC 4.125% 6/30/28 (a)	290,000	291,592
Nielsen Finance LLC / Nielsen Finance Co.:
4.50% 7/15/29 (a)	580,000	574,722
5.625% 10/1/28 (a)	200,000	210,250
Paysafe Finance PLC / Paysafe Holdings US Corp. 4.00% 6/15/29 (a)	1,000,000	962,250
Rent-A-Center, Inc. 6.375% 2/15/29 (a)	55,000	59,263
Ritchie Bros Auctioneers, Inc. 5.375% 1/15/25 (a)	153,000	156,634
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (a)	525,000	544,540
United Rentals North America, Inc. 3.75% 1/15/32	4,000,000	4,085,000
		13,638,747
Construction & Engineering – 2.1%
Arcosa, Inc. 4.375% 4/15/29 (a)	170,000	175,029
Dycom Industries, Inc. 4.50% 4/15/29 (a)	1,000,000	1,027,500
Global Infrastructure Solutions, Inc. 5.625% 6/1/29 (a)(b)	600,000	612,570
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (a)	180,000	185,850
IEA Energy Services LLC 6.625% 8/15/29 (a)	500,000	495,750
MasTec, Inc. 4.50% 8/15/28 (a)	110,000	115,775
PowerTeam Services LLC 9.033% 12/4/25 (a)	105,000	114,713
See accompanying notes which are an integral part of the financial statements.
15	Annual Report

Fidelity® High Yield Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
INDUSTRIALS – continued
Construction & Engineering – continued
TopBuild Corp. 3.625% 3/15/29 (a)	$ 3,150,000	$ 3,153,087
		5,880,274
Electrical Equipment – 0.5%
EnerSys 4.375% 12/15/27 (a)	1,437,000	1,508,850
Machinery – 0.8%
ATS Automation Tooling Systems, Inc. 4.125% 12/15/28 (a)	140,000	144,264
Meritor, Inc. 6.25% 6/1/25 (a)	391,000	415,895
Mueller Water Products, Inc. 4.00% 6/15/29 (a)	280,000	291,357
RBS Global, Inc. / Rexnord LLC 4.875% 12/15/25 (a)	281,000	286,620
Terex Corp. 5.00% 5/15/29 (a)	700,000	735,875
United Rentals North America, Inc.:
3.875% 2/15/31	200,000	207,018
5.875% 9/15/26	222,000	228,749
		2,309,778
Marine – 0.4%
Danaos Corp. 8.50% 3/1/28 (a)	650,000	710,223
Seaspan Corp. 5.50% 8/1/29 (a)	430,000	439,675
		1,149,898
Professional Services – 1.3%
ASGN, Inc. 4.625% 5/15/28 (a)	270,000	281,885
TriNet Group, Inc. 3.50% 3/1/29 (a)	3,325,000	3,349,938
		3,631,823
Road & Rail – 1.7%
Uber Technologies, Inc.:
4.50% 8/15/29 (a)	3,000,000	2,952,240
6.25% 1/15/28 (a)	131,000	140,498
7.50% 5/15/25 (a)	1,457,000	1,553,526
		4,646,264
Trading Companies & Distributors – 0.9%
Fortress Transportation and Infrastructure Investors LLC:
6.50% 10/1/25 (a)	1,500,000	1,545,000
9.75% 8/1/27 (a)	854,000	963,952
H&E Equipment Services Co. 3.875% 12/15/28 (a)	24,000	24,101
		2,533,053

	Principal Amount	Value

Transportation Infrastructure – 0.4%
First Student Bidco Inc. / First Transit Parent Inc. 4.00% 7/31/29 (a)	$ 1,000,000	$ 992,360
TOTAL INDUSTRIALS		46,577,956
INFORMATION TECHNOLOGY – 5.1%
Communications Equipment – 0.1%
CommScope Technologies LLC 6.00% 6/15/25 (a)	207,000	210,519
Electronic Equipment, Instruments & Components – 0.5%
Atkore, Inc. 4.25% 6/1/31 (a)	1,100,000	1,137,125
TTM Technologies, Inc. 4.00% 3/1/29 (a)(b)	305,000	308,813
		1,445,938
IT Services – 1.0%
Arches Buyer, Inc. 4.25% 6/1/28 (a)	95,000	96,544
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (a)	363,000	374,166
4.00% 7/1/29 (a)	500,000	518,125
Gartner, Inc. 3.625% 6/15/29 (a)	245,000	252,172
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.50% 3/1/29 (a)	380,000	375,250
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. 6.00% 2/15/28 (a)	35,000	34,825
Unisys Corp. 6.875% 11/1/27 (a)	985,000	1,074,881
		2,725,963
Semiconductors & Semiconductor Equipment – 0.0%
Synaptics, Inc. 4.00% 6/15/29 (a)	135,000	137,531
Software – 3.1%
Clarivate Science Holdings Corp. 4.875% 7/1/29 (a)	185,000	190,822
Elastic N.V. 4.125% 7/15/29 (a)	2,040,000	2,071,559
Fair Isaac Corp. 4.00% 6/15/28 (a)	3,018,000	3,123,630
J2 Global, Inc. 4.625% 10/15/30 (a)	945,000	1,000,670
MicroStrategy, Inc. 6.125% 6/15/28 (a)	410,000	421,763
Open Text Corp. 3.875% 2/15/28 (a)	256,000	267,200
PTC, Inc.:
3.625% 2/15/25 (a)	325,000	332,313

See accompanying notes which are an integral part of the financial statements.
Annual Report	16

Nonconvertible Bonds – continued
	Principal Amount	Value
INFORMATION TECHNOLOGY – continued
Software – continued
4.00% 2/15/28 (a)	$ 570,000	$589,237
Veritas U.S., Inc. / Veritas Bermuda Ltd. 7.50% 9/1/25 (a)	630,000	655,017
		8,652,211
Technology Hardware, Storage & Peripherals – 0.4%
NCR Corp. 5.125% 4/15/29 (a)	630,000	653,208
Seagate HDD Cayman 3.125% 7/15/29 (a)	351,000	344,518
		997,726
TOTAL INFORMATION TECHNOLOGY		14,169,888
MATERIALS – 10.6%
Chemicals – 5.9%
Ashland LLC 3.375% 9/1/31 (a)	2,000,000	2,055,560
CVR Partners LP / CVR Nitrogen Finance Corp. 6.125% 6/15/28 (a)	320,000	327,200
GPD Cos., Inc. 10.125% 4/1/26 (a)	200,000	215,750
HB Fuller Co. 4.00% 2/15/27	274,000	283,590
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (a)	500,000	506,250
Minerals Technologies, Inc. 5.00% 7/1/28 (a)	260,000	272,350
NOVA Chemicals Corp. 4.25% 5/15/29 (a)	310,000	311,550
Olin Corp.:
5.125% 9/15/27	104,000	108,030
5.625% 8/1/29	202,000	222,917
SBA Communications Corp. 3.875% 2/15/27	4,401,000	4,573,871
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (a)	500,000	503,650
Sunnova Energy Corp. 5.875% 9/1/26 (a)	1,000,000	1,007,200
The Chemours Co. 4.625% 11/15/29 (a)	2,000,000	1,986,040
The Scotts Miracle-Gro Co.:
4.375% 2/1/32 (a)	3,000,000	3,042,090
4.50% 10/15/29	265,000	276,925
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125% 4/1/29 (a)	300,000	302,940
WR Grace Holdings LLC 5.625% 8/15/29 (a)	270,000	281,138
		16,277,051

	Principal Amount	Value

Construction Materials – 0.9%
Patrick Industries, Inc. 4.75% 5/1/29 (a)	$ 2,500,000	$ 2,556,250
Containers & Packaging – 0.1%
Intertape Polymer Group, Inc. 4.375% 6/15/29 (a)(b)	270,000	275,505
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	151,000	161,979
		437,484
Metals & Mining – 3.0%
Cleveland-Cliffs, Inc. 5.875% 6/1/27	596,000	622,820
Coeur Mining, Inc. 5.125% 2/15/29 (a)	100,000	99,250
Compass Minerals International, Inc. 6.75% 12/1/27 (a)	576,000	609,840
Eldorado Gold Corp. 6.25% 9/1/29 (a)	1,000,000	1,010,000
First Quantum Minerals Ltd. 6.875% 10/15/27 (a)	500,000	538,750
FMG Resources August 2006 Pty Ltd. 5.125% 5/15/24 (a)	211,000	226,952
Freeport-McMoRan, Inc. 3.55% 3/1/22	77,000	77,289
Hudbay Minerals, Inc. 4.50% 4/1/26 (a)	110,000	110,572
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	510,000	529,125
Mineral Resources Ltd. 8.125% 5/1/27 (a)	883,000	962,470
New Gold, Inc. 7.50% 7/15/27 (a)	1,319,000	1,384,950
Novelis Corp. 3.875% 8/15/31 (a)	700,000	706,370
Perenti Finance Pty Ltd. 6.50% 10/7/25 (a)	800,000	841,191
Tacora Resources, Inc. 8.25% 5/15/26 (a)	300,000	312,834
United States Steel Corp.:
6.25% 3/15/26	130,000	133,897
6.875% 3/1/29	200,000	218,500
		8,384,810
Paper & Forest Products – 0.7%
Boise Cascade Co. 4.875% 7/1/30 (a)	100,000	106,500
Louisiana Pacific Corp. 3.625% 3/15/29 (a)	600,000	604,500
Resolute Forest Products, Inc. 4.875% 3/1/26 (a)	615,000	631,144
See accompanying notes which are an integral part of the financial statements.
17	Annual Report

Fidelity® High Yield Factor ETF
Schedule of Investments–continued
Nonconvertible Bonds – continued
	Principal Amount	Value
MATERIALS – continued
Paper & Forest Products – continued
Sylvamo Corp. 7.00% 9/1/29 (a)(b)	$ 500,000	$ 517,260
		1,859,404
TOTAL MATERIALS		29,514,999
REAL ESTATE – 3.6%
Equity Real Estate Investment Trusts (REITs) – 3.0%
Apollo Commercial Real Estate Finance, Inc. 4.625% 6/15/29 (a)	1,000,000	973,800
CTR Partnership LP / CareTrust Capital Corp. 3.875% 6/30/28 (a)	300,000	308,250
HAT Holdings I LLC / HAT Holdings II LLC:
3.375% 6/15/26 (a)	2,000,000	2,038,100
6.00% 4/15/25 (a)	1,240,000	1,306,650
Iron Mountain, Inc.:
4.50% 2/15/31 (a)	270,000	277,679
5.00% 7/15/28 (a)	238,000	248,710
5.25% 7/15/30 (a)	200,000	213,000
iStar, Inc. 4.25% 8/1/25	365,000	380,512
Kennedy-Wilson, Inc. 4.75% 2/1/30	795,000	815,964
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.75% 6/15/29 (a)	440,000	449,900
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2/15/29 (a)	700,000	708,750
Service Properties Trust:
4.375% 2/15/30	385,000	369,814
4.95% 2/15/27	230,000	230,000
		8,321,129
Real Estate Management & Development – 0.6%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. LLC 5.00% 6/15/29 (a)	500,000	506,875
The Howard Hughes Corp. 4.125% 2/1/29 (a)	1,100,000	1,105,500
		1,612,375
TOTAL REAL ESTATE		9,933,504
UTILITIES – 1.2%
Electric Utilities – 0.3%
TransAlta Corp. 4.50% 11/15/22	206,000	214,010

	Principal Amount	Value

Vistra Operations Co. LLC 5.625% 2/15/27 (a)	$ 500,000	$ 520,655
		734,665
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy, Inc. 6.625% 1/15/27	206,000	213,667
Multi-Utilities – 0.8%
Calpine Corp. 3.75% 3/1/31 (a)	1,061,000	1,040,640
FirstEnergy Transmission LLC 2.866% 9/15/28 (a)	200,000	211,513
NRG Energy, Inc. 3.875% 2/15/32 (a)	1,000,000	1,013,950
Talen Energy Supply LLC 6.50% 6/1/25	200,000	86,000
		2,352,103
TOTAL UTILITIES		3,300,435
TOTAL NONCONVERTIBLE BONDS (Cost $265,908,819)		271,250,436

Money Market Fund – 2.7%
	Shares
Fidelity Cash Central Fund, 0.06% (e) (Cost $7,567,723)	7,566,210	7,567,723
TOTAL INVESTMENT IN SECURITIES – 100.5% (Cost $273,476,542)		278,818,159
NET OTHER ASSETS (LIABILITIES) – (0.5%)		(1,286,209)
NET ASSETS – 100.0%		$277,531,950

Legend
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $219,035,835 or 78.9% of net assets.
(b)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security is perpetual in nature with no stated maturity date.
(e)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

See accompanying notes which are an integral part of the financial statements.
Annual Report	18

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$6,883,841	$211,912,477	$211,228,354	$10,919	$(241)	$-	$7,567,723	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Corporate Bonds	$ 271,250,436	$ —	$ 271,250,436	$ —
Money Market Funds	7,567,723	7,567,723	—	—
Total Investments in Securities:	$ 278,818,159	$ 7,567,723	$ 271,250,436	$ —
Other Information
Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):
United States of America	85.3
Canada	6.8
Netherlands	1.4
Others (Individually Less Than 1%)	7.0
100.5%
See accompanying notes which are an integral part of the financial statements.
19	Annual Report

Fidelity® Preferred Securities & Income ETF
Schedule of Investments August 31, 2021
Showing Percentage of Net Assets
Nonconvertible Bonds – 62.0%
	Principal Amount	Value
COMMUNICATION SERVICES – 2.7%
Media – 2.0%
ViacomCBS, Inc. 6.25% 2/28/57 (a)	$ 109,000	$ 124,312
Wireless Telecommunication Services – 0.7%
Vodafone Group PLC 7.00% 4/4/79 (a)	36,000	44,462
TOTAL COMMUNICATION SERVICES		168,774
CONSUMER DISCRETIONARY – 1.0%
Automobiles – 1.0%
General Motors Financial Co., Inc. 5.70% (a)(b)	55,000	63,113
ENERGY – 4.3%
Energy Equipment & Services – 0.2%
DCP Midstream Operating LP 5.85% 5/21/43 (a)(c)	10,000	9,250
Oil, Gas & Consumable Fuels – 4.1%
BP Capital Markets PLC 4.875% (a)(b)	85,000	93,698
Buckeye Partners LP 6.375% 1/22/78 (a)	5,000	4,550
DCP Midstream LP 7.375% (a)(b)	9,000	8,685
EnLink Midstream Partners LP 6.00% (a)(b)	6,000	4,503
Enterprise Products Operating LLC:
4.875% 8/16/77 (a)	13,000	12,747
5.25% 8/16/77 (a)	18,000	18,802
5.375% 2/15/78 (a)	13,000	13,423
Plains All American Pipeline LP 6.125% (a)(b)	14,000	12,495
TransCanada Trust:
5.30% 3/15/77 (a)	26,000	27,867
5.50% 9/15/79 (a)	20,000	22,200
5.625% 5/20/75 (a)	14,000	15,157
5.875% 8/15/76 (a)	21,000	23,546
		257,673
TOTAL ENERGY		266,923
FINANCIALS – 50.2%
Banks – 12.4%
Huntington Bancshares, Inc.:
4.45% (a)(b)	88,000	94,160
5.625% (a)(b)	54,000	63,855
5.70% (a)(b)	60,000	62,087
Truist Financial Corp.:
5.10% (a)(b)	73,000	83,965
5.125% (a)(b)	185,000	199,846

	Principal Amount	Value

Wells Fargo & Co.:
3.90% (a)(b)	$ 24,000	$24,951
5.90% (a)(b)	230,000	250,109
		778,973
Capital Markets – 2.3%
State Street Corp. 5.625% (a)(b)	9,000	9,595
The Charles Schwab Corp. 4.00% (a)(b)	129,000	134,160
		143,755
Consumer Finance – 10.5%
Ally Financial, Inc. 4.70% (a)(b)	288,000	303,120
American Express Co. 3.55% (a)(b)	5,000	5,088
Capital One Financial Corp. 3.95% (a)(b)	50,000	51,812
Citizens Financial Group, Inc. 6.00% (a)(b)	194,000	202,245
Discover Financial Services 5.50% (a)(b)	92,000	99,130
M&T Bank Corp. 3.50% (a)(b)	3,000	3,060
		664,455
Diversified Financial Services – 22.2%
Aircastle Ltd. 5.25% (a)(b)(c)	37,000	37,185
Apollo Management Holdings LP 4.95% 1/14/50 (a)(c)	228,000	236,932
Bank of America Corp. 5.875% (a)(b)	134,000	152,760
Citigroup, Inc.:
3.875% (a)(b)	100,000	102,875
5.95% (a)(b)	68,000	74,630
6.30% (a)(b)	121,000	129,751
JPMorgan Chase & Co.:
5.00% (a)(b)	54,000	57,072
6.10% (a)(b)	51,000	55,654
Morgan Stanley:
5.30% (a)(b)	209,000	219,450
5.875% (a)(b)	21,000	24,147
The Goldman Sachs Group, Inc.:
4.40% (a)(b)	150,000	156,750
5.00% (a)(b)	99,000	99,841
5.30% (a)(b)	45,000	50,143
		1,397,190
Insurance – 2.8%
American International Group, Inc.:
5.75% 4/1/48 (a)	6,000	6,925
8.175% 5/15/68 (a)	3,000	4,470

See accompanying notes which are an integral part of the financial statements.
Annual Report	20

Nonconvertible Bonds – continued
	Principal Amount	Value
FINANCIALS – continued
Insurance – continued
Assurant, Inc. 7.00% 3/27/48 (a)	$ 11,000	$ 12,883
MetLife, Inc.:
6.40% 12/15/66	49,000	62,980
10.75% 8/1/69	36,000	63,718
Nationwide Financial Services, Inc. 6.75% 5/15/87	6,000	7,470
PartnerRe Finance B LLC 4.50% 10/1/50 (a)	13,000	13,630
SBL Holdings, Inc. 6.50% (a)(b)(c)	7,000	6,930
		179,006
TOTAL FINANCIALS		3,163,379
INDUSTRIALS – 0.6%
Trading Companies & Distributors – 0.6%
Air Lease Corp. 4.65% (a)(b)	36,000	37,764
UTILITIES – 3.2%
Multi-Utilities – 3.2%
CenterPoint Energy, Inc. 6.125% (a)(b)	15,000	15,863
CMS Energy Corp. 3.75% 12/1/50 (a)	43,000	43,537
Edison International 5.375% (a)(b)	29,000	29,471
Emera, Inc. 6.75% 6/15/76 (a)	17,000	20,172
NextEra Energy Capital Holdings, Inc. 5.65% 5/1/79 (a)	54,000	63,335
Sempra Energy 4.875% (a)(b)	29,000	31,491
TOTAL UTILITIES		203,869
TOTAL NONCONVERTIBLE BONDS (Cost $3,879,519)		3,903,822
Preferred Stock – 34.8%

COMMUNICATION SERVICES – 2.7%
Diversified Telecommunication Services – 1.5%
AT&T, Inc. 4.75% (b)	3,550	93,294
Wireless Telecommunication Services – 1.2%
United States Cellular Corp.:
5.50% 3/01/70	1,450	37,990
6.25% 9/01/69	1,400	37,450
		75,440
TOTAL COMMUNICATION SERVICES		168,734

	Principal Amount	Value
CONSUMER DISCRETIONARY – 1.6%
Automobiles – 1.6%
Ford Motor Co. 6.00% 12/1/59	$ 3,700	$ 100,233
ENERGY – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
DCP Midstream LP:
7.875% (a)(b)	100	2,492
7.95% (a)(b)	100	2,506
Enbridge, Inc. 6.375% 4/15/78 (a)	400	10,844
Energy Transfer LP:
7.375% (a)(b)	315	7,818
7.60% (a)(b)	555	13,953
7.625% (a)(b)	310	7,806
NuStar Energy LP:
7.625% (a)(b)	250	5,487
9.00% (a)(b)	100	2,491
TOTAL ENERGY		53,397
FINANCIALS – 26.6%
Banks – 12.2%
Bank of America Corp. 4.375% (b)	5,950	155,176
Bank of Hawaii Corp. 4.375% (b)	100	2,592
Citizens Financial Group, Inc. 5.00% (b)	3,550	94,536
Cullen/Frost Bankers, Inc. 4.45% (b)	500	13,220
First Republic Bank:
4.00% (b)	2,600	64,402
4.125% (b)	3,050	77,287
4.70% (b)	2,950	79,679
Huntington Bancshares, Inc. 4.50% (b)	1,200	30,924
JPMorgan Chase & Co.:
4.20% (b)	50	1,276
4.55% (b)	7,400	193,214
SVB Financial Group 5.25% (b)	250	6,813
Truist Financial Corp. 4.75% (b)	650	17,062
Wells Fargo & Co.:
4.25% (b)	100	2,501
4.70% (b)	600	15,498
4.75% (b)	600	15,522
		769,702
Capital Markets – 3.9%
Morgan Stanley 5.85% (a)(b)	1,950	58,266
Stifel Financial Corp.:
4.50% (b)	100	2,555
6.125% (b)	150	4,215
The Charles Schwab Corp. 4.45% (b)	6,700	177,014
		242,050
Consumer Finance – 4.4%
Capital One Financial Corp.:
4.25% (b)	60	1,519
4.625% (b)	250	6,522
See accompanying notes which are an integral part of the financial statements.
21	Annual Report

Fidelity® Preferred Securities & Income ETF
Schedule of Investments–continued
Preferred Stock – continued
	Principal Amount	Value
FINANCIALS continued
Consumer Finance continued
4.80% (b)	$ 4,800	$ 124,464
Navient Corp. 6.00% 12/15/43	500	12,735
Synchrony Financial 5.625% (b)	5,000	133,050
		278,290
Diversified Financial Services – 0.2%
Equitable Holdings, Inc. 4.30% (b)	200	5,036
Voya Financial, Inc. 5.35% (a)(b)	200	5,940
		10,976
Insurance – 5.8%
AEGON Funding Co. LLC 5.10% 12/15/49	1,200	32,340
Assurant, Inc. 5.25% 1/15/61	1,000	27,100
Athene Holding Ltd. 4.875% (b)	400	10,428
KKR Group Finance Co. IX LLC 4.625% 4/1/61	9,030	235,232
PartnerRe Ltd. 4.875% (b)	450	12,267
RenaissanceRe Holdings Ltd. 4.20% (b)	200	5,090
W R Berkley Corp. 4.25% 9/30/60	1,650	44,220
		366,677
Real Estate Investment Trusts (Reits) – 0.1%
Brookfield Property Partners LP:
5.75% (b)	200	4,902
6.375% (b)	150	3,857
		8,759
TOTAL FINANCIALS		1,676,454
REAL ESTATE – 1.1%
Equity Real Estate Investment Trusts (Reits) – 1.1%
Public Storage:
3.95% (b)	100	2,507
4.00% (b)	2,500	63,481
Summit Hotel Properties, Inc. 5.875% (b)	100	2,539
TOTAL REAL ESTATE		68,527
UTILITIES – 2.0%
Electric Utilities – 0.0%
Pacific Gas and Electric Co. 6.00% (b)	30	876
Independent Power And Renewable Electricity Producers – 0.2%
Brookfield Renewable Partners LP 5.25% (b)	370	9,609
Multi-Utilities – 1.8%
Brookfield Infrastructure Partners LP:
5.00% (b)	150	3,794
5.125% (b)	150	3,867
DTE Energy Co. 4.375% 10/15/80	150	3,960
Integrys Holding, Inc. 6.00% 8/1/73 (a)	300	7,893
SCE Trust II 5.10% (b)	30	750

	Principal Amount	Value

SCE Trust III 5.75% (a)(b)	$ 200	$ 5,222
SCE Trust V 5.45% (a)(b)	200	5,106
SCE Trust VI 5.00% (b)	350	8,718
The Southern Co.:
4.20% 10/15/60	1,450	37,845
4.95% 1/30/80	1,400	37,422
		114,577
TOTAL UTILITIES		125,062
TOTAL PREFERRED STOCKS (Cost $2,193,349)		2,192,407
Convertible Bonds – 1.1%

ENERGY – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
Enbridge, Inc.:
5.50% 7/15/77 (a)	18,000	19,398
5.75% 7/15/80 (a)	18,000	20,322
6.00% 1/15/77 (a)	14,000	15,507
6.25% 3/01/78 (a)	15,000	16,493
TOTAL ENERGY		71,720
TOTAL CONVERTIBLE BONDS (Cost $71,088)		71,720

Money Market Fund – 1.4%
	Shares
Fidelity Cash Central Fund, 0.06% (d) (Cost $90,574)	90,556	90,574
TOTAL INVESTMENT IN SECURITIES – 99.3% (Cost $6,234,530)		6,258,523
NET OTHER ASSETS (LIABILITIES) – 0.7%		41,779
NET ASSETS – 100.0%		$ 6,300,302

Legend
(a)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(b)	Security is perpetual in nature with no stated maturity date.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $290,297 or 4.6% of net assets.
(d)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

See accompanying notes which are an integral part of the financial statements.
Annual Report	22

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$-	$1,391,446	$1,300,872	$12	$-	$-	$90,574	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.
Investment Valuation
The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3

Investments in Securities:
Corporate Bonds	$ 3,903,822	$ —	$ 3,903,822	$ —
Preferred Stocks	2,192,407	2,184,514	7,893	—
Convertible Bonds	71,720	—	71,720	—
Money Market Funds	90,574	90,574	—	—
Total Investments in Securities:	$ 6,258,523	$ 2,275,088	$ 3,983,435	$ —
See accompanying notes which are an integral part of the financial statements.
23	Annual Report

Financial Statements
Statements of Assets and Liabilities
August 31, 2021
	Fidelity High Yield Factor ETF	Fidelity Preferred Securities & Income ETF
Assets
Investments in securities, at value – See accompanying schedule:
Unaffiliated issuers	$271,250,436	$6,167,949
Fidelity Central Funds	7,567,723	90,574
Total Investments in Securities	$278,818,159	$6,258,523
Cash	—	3,406
Receivable for investments sold
Regular delivery	1,535,684	—
Dividends receivable	—	8,343
Distributions receivable from Fidelity Central Funds	857	4
Interest receivable	3,224,468	45,954
Total assets	283,579,168	6,316,230
Liabilities
Payable for investments purchased
Delayed delivery	5,035,684	—
Distributions payable	910,800	13,250
Accrued management fees	100,734	2,678
Total liabilities	6,047,218	15,928
Net Assets	$277,531,950	$6,300,302
Net Assets consist of:
Paid in capital	$266,724,282	$6,275,279
Total accumulated earnings (loss)	10,807,668	25,023
Net Assets	$277,531,950	$6,300,302
Shares outstanding	4,950,000	250,000
Net Asset Value per share	$ 56.07	$ 25.20
Investments at cost – Unaffiliated issuers	$265,908,819	$6,143,956
Investments at cost – Fidelity Central Funds	7,567,723	90,574
Investments at cost	$273,476,542	$6,234,530
See accompanying notes which are an integral part of the financial statements.
Annual Report	24

Statements of Operations
For the year ended August 31, 2021
	Fidelity High Yield Factor ETF	Fidelity Preferred Securities & Income ETFA
Investment Income
Dividends	$ —	$ 17,146
Interest	9,255,805	24,408
Income from Fidelity Central Funds	10,919	12
Total income	9,266,724	41,566
Expenses
Management fees	921,238	6,499
Independent trustees' fees and expenses	757	2
Total expenses before reductions	921,995	6,501
Expense reductions	(47)	—
Total expenses	921,948	6,501
Net investment income (loss)	8,344,776	35,065
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	6,396,979	15
Net realized gain (loss) on Fidelity Central Funds	(241)	—
Net realized gain (loss) on In-kind redemptions	(44,232)	—
Total net realized gain (loss)	6,352,506	15
Change in net unrealized appreciation (depreciation) on investment securities	1,726,252	23,993
Net gain (loss)	8,078,758	24,008
Net increase (decrease) in net assets resulting from operations	$16,423,534	$ 59,073

A	For the period June 15, 2021 (commencement of operations) to August 31, 2021.
See accompanying notes which are an integral part of the financial statements.
25	Annual Report

Financial Statements  – continued
Statements of Changes in Net Assets
	Fidelity High Yield Factor ETF		Fidelity Preferred Securities & Income ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,344,776	$ 4,815,932	$ 35,065
Net realized gain (loss)	6,352,506	1,618,162	15
Change in net unrealized appreciation (depreciation)	1,726,252	2,199,562	23,993
Net increase (decrease) in net assets resulting from operations	16,423,534	8,633,656	59,073
Distributions to shareholders	(10,587,700)	(5,165,200)	(34,050)
Share transactions
Proceeds from sales of shares	165,591,594	52,988,374	6,275,279
Cost of shares redeemed	(8,316,699)	(10,051,764)	—
Net increase (decrease) in net assets resulting from share transactions	157,274,895	42,936,610	6,275,279
Total increase (decrease) in net assets	163,110,729	46,405,066	6,300,302
Net Assets
Beginning of year	114,421,221	68,016,155	—
End of year	$277,531,950	$114,421,221	$6,300,302
Other Information
Shares
Sold	3,000,000	1,000,000	250,000
Redeemed	(150,000)	(200,000)	—
Net increase (decrease)	2,850,000	800,000	250,000

A	For the period June 15, 2021 (commencement of operations) to August 31, 2021.
See accompanying notes which are an integral part of the financial statements.
Annual Report	26

Financial Highlights
	Fidelity High Yield Factor ETF
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2018A
Selected Per-Share Data
Net asset value, beginning of period	$ 54.49	$ 52.32	$ 50.21	$ 50.00
Income from Investment Operations
Net investment income (loss)B	2.250	2.518	2.589	0.578
Net realized and unrealized gain (loss)	2.335	2.323	2.006	0.209
Total from investment operations	4.585	4.841	4.595	0.787
Distributions from net investment income	(2.195)	(2.429)	(2.485)	(0.577)
Distributions from net realized gain	(0.808)	(0.242)	—	—
Total distributions	(3.003)	(2.671)	(2.485)	(0.577)
Net asset value, end of period	$ 56.07	$ 54.49	$ 52.32	$ 50.21
Total ReturnC,D,E	8.66%	9.61%	9.48%	1.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%	.44% H	.45% I
Expenses net of fee waivers, if any	.45%	.45%	.44% H	.45% I
Expenses net of all reductions	.45%	.45%	.44% H	.45% I
Net investment income (loss)	4.07%	4.84%	5.03%	5.21% I
Supplemental Data
Net assets, end of period (000 omitted)	$277,532	$114,421	$68,016	$12,553
Portfolio turnover rateJ	177% K	179% K	76%	8% L

A	For the period June 12, 2018 (commencement of operations) to August 31, 2018.
B	Calculated based on average shares outstanding during the period.
C	Based on net asset value.
D	Total returns for periods of less than one year are not annualized.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
G	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
H	The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.
I	Annualized.
J	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
K	Portfolio turnover rate excludes securities received or delivered in-kind.
L	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.
27	Annual Report

Financial Statements  – continued
Financial Highlights
Fidelity Preferred Securities & Income ETF
Year ended August 31, 2021A
Selected Per-Share Data
Net asset value, beginning of period	$ 25.00
Income from Investment Operations
Net investment income (loss)B	0.170
Net realized and unrealized gain (loss)	0.187
Total from investment operations	0.357
Distributions from net investment income	(0.157)
Total distributions	(0.157)
Net asset value, end of period	$ 25.20
Total ReturnC,D	1.44%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.59%
Expenses net of fee waivers, if any	.59%
Expenses net of all reductions	.59%
Net investment income (loss)	3.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,300
Portfolio turnover rateH,I	0%

A	For the period June 15, 2021 (commencement of operations) to August 31, 2021.
B	Calculated based on average shares outstanding during the period.
C	Based on net asset value.
D	Total returns for periods of less than one year are not annualized.
E	Annualized.
F	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
G	Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
H	Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
I	Amount not annualized.
See accompanying notes which are an integral part of the financial statements.
Annual Report	28

Notes to Financial Statements
For the year ended August 31, 2021
1. Organization.
Fidelity High Yield Factor ETF and Fidelity Preferred Securities & Income ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Fidelity Preferred Securities & Income ETF is a non-diversified exchange-traded fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%
(a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund’s most recent annual or semi-annual shareholder report.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund’s Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.
Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)
Valuation techniques used to value each Fund’s investments by major category are as follows:
29	Annual Report

Notes to Financial Statements  – continued
3. Significant Accounting Policies – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Certain Funds invest a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of August 31, 2021, is included at the end of each Fund’s Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes and for processing shareholder transactions, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period and prior business day, respectively. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for Fidelity High Yield Factor ETF and of the Cboe BZX Exchange, Inc. (CboeBZX) for Fidelity Preferred Securities & Income ETF. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund’s expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund.Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021 each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Annual Report	30

3. Significant Accounting Policies – continued

Book-tax differences are primarily due to prior period premium and discount on debt securities, redemptions in kind and losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:
	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity High Yield Factor ETF	$ 273,408,565	$ 6,109,991	$ (700,397)	$ 5,409,594
Fidelity Preferred Securities & Income ETF	6,234,429	34,622	(10,528)	24,094
The tax-based components of distributable earnings as of period end were as follows for each Fund:
	Undistributed ordinary income	Undistributed capital gains	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity High Yield Factor ETF	$ 4,834,916	$ 563,158	$ —	$ 5,409,594
Fidelity Preferred Securities & Income ETF	929	—	—	24,094
The tax character of distributions paid was as follows:
August 31, 2021
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity High Yield Factor ETF	$ 10,030,900	$ 556,800	$ —	$ 10,587,700
Fidelity Preferred Securities & Income ETFA	34,050	—	—	34,050

A	For the period June 15, 2021 (commencement of operations) to August 31, 2021.

August 31, 2020
Fidelity High Yield Factor ETF	$ 5,128,450	$ 36,750	$ —	$ 5,165,200
Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Restricted Securities (including Private Placements). Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity High Yield Factor ETF	350,451,214	341,957,773
Fidelity Preferred Securities & Income ETF	6,155,448	3,009
31	Annual Report

Notes to Financial Statements  – continued
4. Purchases and Sales of Investments – continued

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.
	In-kind Subscriptions ($)	In-kind Redemptions ($)
Fidelity High Yield Factor ETF	155,584,995	7,977,598
Fidelity Preferred Securities & Income ETF	—	—
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee of each Fund’s average net assets as noted in the table below.
Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.
Fee Rate
Fidelity High Yield Factor ETF	.45%
Fidelity Preferred Securities & Income ETF	.59%
Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in the net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statements of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Preferred Securities & Income ETF	$ 48
Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.
6. Expense Reductions.
Through arrangements with each applicable Fund’s custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund’s expenses by the following amounts:
Amount
Fidelity High Yield Factor ETF	$ 47
7. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and cash to a fund and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
8. Other.
Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
9. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds’ performance.
Annual Report	32

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of each of the two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (two of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of operation	Statements of changes in net assets	Financial highlights
Fidelity High Yield Factor ETF	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019 and the period from June 12, 2018 (commencement of operations) through August 31, 2018
Fidelity Preferred Securities & Income ETF	For the period June 15, 2021 (commencement of operations) through August 31, 2021	For the period June 15, 2021 (commencement of operations) through August 31, 2021	For the period June 15, 2021 (commencement of operations) through August 31, 2021
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2021
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
33	Annual Report

Trustees and Officers (Unaudited)
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 313 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifiﬁcations of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
Annual Report	34

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Acting Chairman of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
35	Annual Report

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Annual Report	36

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2013
Trustee
Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
37	Annual Report

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2013
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Offiﬃcers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Annual Report	38

Name, Year of Birth; Principal Occupation
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
39	Annual Report

Trustees and Officers (Unaudited)  – continued
Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Marc L. Spector (1972)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).
Annual Report	40

Shareholder Expense Example (Unaudited)
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021) for Fidelity High Yield Factor ETF and for the period (June 15, 2021 to August 31, 2021) for Fidelity Preferred Securities & Income ETF. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2021 to August 31, 2021).
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Annualized Expense RatioA	Beginning Account Value	Ending Account Value August 31, 2021	Expenses Paid During Period
Fidelity High Yield Factor ETF	0.45%
Actual		$ 1,000.00	$ 1,037.30	$ 2.31B
Hypothetical C		$ 1,000.00	$ 1,022.94	$ 2.29D
Fidelity Preferred Securities & Income ETF	0.59%
Actual		$ 1,000.00	$ 1,014.40	$ 1.27
Hypothetical C		$ 1,000.00	$ 1,022.23	$ 3.01D

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Fidelity High Yield Factor ETF and multiplied by 78/365 (to reflect the period June 15, 2021 to August 31, 2021) for Fidelity Preferred Securities & Income ETF.
C	5% return per year before expenses.
D	Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
41	Annual Report

Distributions (Unaudited)
The Board of Trustees of each fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income.
	Pay Date	Record Date	Dividends	Capital Gains
Fidelity High Yield Factor ETF	10/1/2021	9/29/2021	$0.189	$0.00
Fidelity Preferred Securities & Income ETF	10/1/2021	9/29/2021	$0.055	$0.00
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended August 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.
Fidelity High Yield Factor ETF	$715,093
The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2021 to August 31, 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:
Fidelity High Yield Factor ETF	$5,411,552
Fidelity Preferred Securities & Income ETF	$ 18,883
The fund designates the amounts noted below as distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.
Fidelity High Yield Factor ETF	$5,523,688
The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.
Annual Report	42

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity High Yield Factor ETF
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2021 meeting, the Board unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.
In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity’s investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally State Street Bank and Trust Company, the fund’s transfer agent and custodian; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.
43	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees  – continued
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity’s investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity’s product line to increase investors’ probability of success in achieving their investment goals, including retirement income goals.
Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2018. The Board will continue to monitor closely the fund’s performance, taking into account the portfolio management change.
The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.
The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index for the most recent one-year period ended September 30, 2020, as shown below.
Annual Report	44

Fidelity High Yield Factor ETF
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds created for the purpose of facilitating the Trustees’ competitive analysis of management fees and total expenses. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison.
Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and was considered by the Board.
45	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees  – continued
Fidelity High Yield Factor ETF
The Board noted that the fund’s management fee rate ranked above the median of its Total Mapped Group and ASPG for the 12-month period ended September 30, 2020. The Board considered that the fund has an all-inclusive management fee that covers expenses for more non-advisory services than other management fee structures. The Board further considered that the fund’s Total Mapped Group includes ETFs ranging across 24 Lipper investment objectives and is dominated by ETFs that focus on investment grade securities.
The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the “group fee” component of the management fee of funds with such management fee structures. The Committee’s focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.
Total Expense Ratio. In its review of the fund’s total expense ratio, the Board considered the fund’s all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The Board noted that the fund’s total expense ratio ranked above the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board also considered that the fund’s Total Mapped Group includes ETFs ranging across 24 Lipper investment objectives and is dominated by ETFs that focus on investment grade securities.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee’s review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Annual Report	46

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund’s total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity’s non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity’s mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity’s affiliates may benefit from the funds’ business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee’s findings in connection with its consideration of the renewal of the Advisory Contracts.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund’s current contractual arrangements, its expense ratio will not decline if the fund’s operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity’s long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity’s pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity’s philosophies and strategies for evaluating funds and classes with lower or declining asset levels.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Preferred Securities & Income ETF
At its May 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.
47	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees  – continued
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund’s investment objectives, strategies, and related investment philosophies. The Board considered the structure of the investment personnel compensation program and whether the structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including their size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity’s investments in business continuity planning, and its success in continuously providing services to the Fidelity funds notwithstanding the severe disruptions caused by the COVID-19 pandemic.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally transfer agents, custodians, subcustodians, and pricing vendors.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.
Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund’s Advisory Contracts.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. In reviewing the Advisory Contracts, the Board considered the fund’s all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board noted that the fund’s proposed management fee rate is above the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is above the median of those funds and classes used by the Board for management fee comparisons. The Board also noted that when compared to a subset of funds within its peer group that primarily invest in preferred securities, the fund’s proposed management fee and projected total expense ratio fall within the subset’s range of fees.
Based on its review, the Board concluded that the fund’s management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund’s Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders.
Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund’s Advisory Contracts should be approved.
Annual Report	48

 [THIS PAGE INTENTIONALLY LEFT BLANK]
49	Annual Report

 [THIS PAGE INTENTIONALLY LEFT BLANK]
Annual Report	50

 [THIS PAGE INTENTIONALLY LEFT BLANK]
51	Annual Report

HIE-ANN-1021
1.9887634.103
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

Item 2.	Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity High Yield Factor ETF and Fidelity Preferred Securities & Income ETF (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity High Yield Factor ETF	$35,400	$—	$7,200	$1,100
Fidelity Preferred Securities & Income ETF	$31,000	$—	$7,200	$100

August 31, 2020 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity High Yield Factor ETF	$36,200	$—	$7,200	$1,400
Fidelity Preferred Securities & Income ETF	$—	$—	$—	$—

A	Amounts may reflect rounding.
B	Fidelity Preferred Securities & Income ETF commenced operations on June 15, 2021.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A,B	August 31, 2020A,B

Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$—	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Preferred Securities & Income ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

*        *        *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A,B	August 31, 2020A,B

PwC	$14,289,200	$14,050,800

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Preferred Securities & Income ETF’s commencement of operations.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.	Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of August 31, 2021, the members of the Audit Committee were Donald F. Donahue, Thomas Kennedy, Garnett A. Smith and Susan Tomasky.

Item 6.	Investments

(a)	Not applicable.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.	Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)	(3)	Not applicable.

(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

By:	/s/ John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021